Asset transfers	12 Months Ended
Dec. 31, 2018
Asset transfers
Asset transfers

25 Asset transfers

Transfers that do not qualify for derecognition

RBS enters into securities repurchase, lending and total return transactions in accordance with normal market practice which includes the provision of additional collateral if necessary. Under standard terms in the UK and US markets, the recipient has an unrestricted right to sell or repledge collateral, subject to returning equivalent securities on settlement of the transaction.

Securities sold under repurchase transactions and transactions with the substance of securities repurchase agreements are not derecognised if RBS retains substantially all the risks and rewards of ownership. The fair value (and carrying value) of securities transferred under such transactions included on the balance sheet, are set out below. All of these securities could be sold or repledged by the holder.

	2018	2017
The following assets have failed derecognition (1)	£m	£m
Trading assets	14,020	10,463
Other financial assets	9,890	13,717
	23,910	24,180

Note:

(1)	Associated liabilities were £23,222 million (2017 - £23,692 million).

Assets pledged as collateral

The Group pledges collateral with its counterparties in respect of derivative liabilities and bank and other borrowings.

	2018	2017
Assets pledged against liabilities	£m	£m
Trading assets	35,571	36,631
Loans to banks - amortised cost	1,050	738
Loans to customers - amortised cost	25,930	31,312
Other financial assets	713	3,397
	63,264	72,078

Liabilities secured by assets
Bank deposits	16,326	20,226
Derivatives	21,884	22,956
	38,210	43,182